ARCIMOTO

ARCIMOTO, INC.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/10/2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/10/2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:	X	☐	☐	

1. Election of Directors

Nominees

01) Mark D. Frohnmayer 02) Terry L. Becker 03) Nancy E. Calderon 04) Joshua S. Scherer 05) Jesse G. Eisler
06) Galileo A. Russell

The Board of Directors recommends you vote FOR proposals 2 and 3.	For	Against	Abstain
2. To approve an amendment to the Company's 2018 Omnibus Stock Incentive Plan to increase the number of shares reserved for issuance thereunder by 2,000,000 shares.	X	☐	☐
3. To approve a proposed amendment to the Company's Second Amended and Restated Articles of Incorporation to increase the number of authorized shares of Arcimoto, Inc. common stock from 60,000,000 to 100,000,000.	X	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

SEBASTIANE POWER
PROXY # 348
OF SHARES 200

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

[signature]	6.12.21		
Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000510794_1 R1.0.0.177

ARCIMOTO

ARCIMOTO, INC.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/10/2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/10/2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1. Election of Directors	☐	☐	☒	2

Nominees

01) Mark D. Frohnmayer 02) Terry L. Becker 03) Nancy E. Calderon 04) Joshua S. Scherer 05) Jesse G. Eisler
06) Galileo A. Russell

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2. To approve an amendment to the Company's 2018 Omnibus Stock Incentive Plan to increase the number of shares reserved for issuance thereunder by 2,000,000 shares.	☒	☐	☐
3. To approve a proposed amendment to the Company's Second Amended and Restated Articles of Incorporation to increase the number of authorized shares of Arcimoto, Inc. common stock from 60,000,000 to 100,000,000.	☒	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

SHARES 2,500
PROXY # 27
Dave Berthiaume

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

[signature] 6/11/21

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000510794_1 R1.0.0.177

ARCIMOTO

ARCIMOTO, INC.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/10/2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/10/2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☒	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01) Mark D. Frohnmayer
02) Terry L. Becker
03) Nancy E. Calderon
04) Joshua S. Scherer
05) Jesse G. Eisler
06) Galileo A. Russell

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2. To approve an amendment to the Company's 2018 Omnibus Stock Incentive Plan to increase the number of shares reserved for issuance thereunder by 2,000,000 shares.	☒	☐	☐
3. To approve a proposed amendment to the Company's Second Amended and Restated Articles of Incorporation to increase the number of authorized shares of Arcimoto, Inc. common stock from 60,000,000 to 100,000,000.	☒	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date
[signature]			

0000510794_1 R1.0.0.177

LEGAL PROXY

KNOW ALL PERSONS BY THESE PRESENTS, that we,
MERRILL LYNCH
the undersigned holder of **20000** securities of
ARCIMOTO, INC.
do hereby revoke any proxy heretofore given by us for said securities;

Further know, that we hereby appoint and constitute

MLPF& S CUST FPO
MR LEONARD MOUYUAN YANG IRA
FBO MR LEONARD MOUYUAN YANG
5535 VIA LUGANO
FREMONT CA 94555-3356

or either or any of them, as our true and lawful attorney to vote as our proxy, for said securities only, in our stead at the **ANNUAL** meeting of security holders of 'company', or at any adjournment thereof, on any matter which may properly and legally come before such meeting, including, but not limited to, the election of directors, if any;

And finally know, that we appoint the above named to act in the same capacity and as fully as we could act if we were personally present at such meeting.

CUSIP: **039587100**
MEETING DATE: **06/11/21**
RECORD DATE: **04/14/21**
CONTROL NUMBER: **3649744192116053**

DATED: 05/26/21

SIGNED: Tim Gokey
Tim Gokey
Attorney-in-fact

This legal proxy gives you the authority to vote your shares at the meeting but does not guarantee admittance to the meeting. Please check the meeting materials to determine if an admittance ticket or other documentation is required, and follow the instructions to obtain such documentation.